UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) March 27, 2006
                                                          ----------------------

                           Interleukin Genetics, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                  (State or Other Jurisdiction of Incorporation)

             001-32715                              94-3123681
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      (Commission File Number)           (IRS Employer Identification No.)


               135 Beaver Street Waltham, MA                     02452
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          (Address of Principal Executive Offices)             (Zip Code)

                                 (781) 398-0700
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Kenneth Kornman, DDS, Ph.D.
---------------------------

     On March 31, 2006, the Registrant entered into an Employment Agreement with its President, Chief Executive Officer, and Chief Scientific Officer, Kenneth S. Kornman. Under the Agreement, Dr. Kornman will be employed for a period of three years, will receive a base salary at an annual rate of $340,000 and will be eligible to receive annual bonuses solely at the discretion of the Board of Directors. While Dr. Kornman remains employed by the Registrant, he will receive a grant of 12,500 shares of common stock of the Registrant on the first three anniversaries of March 30, 2006. Dr. Kornman will be entitled to participate in employee benefit plans that the Registrant provides or may establish for the benefit of its executives management generally (for example, group life, disability, medical, dental and other insurance, retirement pension, profit-sharing and similar plans). While Dr. Kornman remains employed by the Registrant, he will receive $3,296 annually for reimbursement of life insurance premiums and $600 per month as an automobile allowance.

     Pursuant to the Agreement, if Dr. Kornman is terminated for Cause (as defined in the Agreement) or leaves without Good Reason (as defined in the Agreement), the Registrant shall not be obligated to make any further payment to Dr. Kornman (other than accrued and unpaid base salary and expenses to the date of termination), or continue to provide any benefit (other than benefits which have accrued pursuant to any plan or by law) to Dr. Kornman under the Agreement. Under the Agreement termination as a result of Dr. Kornman's death or disability is treated effectively as a termination for Cause.

     If Dr. Kornman is terminated by the Registrant without Cause or if Dr. Kornman terminates his employment with the Registrant for Good Reason (as defined in the Agreement), then, in addition to the accrued salary and benefits, Dr. Kornman shall be entitled to: (i) salary continuation at the salary Dr. Kornman was receiving at the time of termination for a period of up to twelve
(12) months following termination; and (ii) continued participation in any employee health plan to which Dr. Kornman was a participant prior to his termination, with the premiums paid on the same basis as when Dr. Kornman had participated as an employee, for up to twelve (12) months following termination.

     If Dr. Kornman is terminated by the Registrant upon a Cessation of the Business (as defined in the Agreement) Dr. Kornman shall be entitled to (i) salary continuation at the salary Dr. Kornman was receiving at the time of termination for a period of up to three (3) months following termination; and
(ii) continued participation in any employee health plan to which Dr. Kornman was a participant prior to his termination, with the premiums paid on the same basis as when Dr. Kornman had participated as an employee, for up to three (3) months following termination.

     If Dr. Kornman is terminated by the Registrant without Cause (as defined in the Agreement), Dr. Kornman terminates his employment with the Registrant for Good Reason (as defined in the Agreement), or the term of the Agreement expires, then Dr. Kornman shall be permitted to exercise any then-outstanding stock options for a period of up to two years from such termination.

Philip R. Reilly, MD, JD
------------------------

     On March 31, 2006, the Registrant entered into an Amended and Restated Employment Agreement with Philip R. Reilly. Under the Agreement, Dr. Reilly will be employed for a period of two years (plus up to one additional year by mutual agreement), will receive a base salary at an annual rate of $185,000 and will be eligible to receive annual bonuses solely at the discretion of the Board of Directors. While Dr. Reilly remains employed by the Registrant, he will receive a grant of 3,000 shares of common stock of the Registrant on September 30, 2006 and an additional 7,000 shares of common stock on March 30, 2007. Dr. Reilly will be entitled to participate in employee benefit plans that the Registrant provides or may establish for the benefit of its executive management generally (for example, group life, disability, medical, dental and other insurance, retirement pension, profit-sharing and similar plans). While Dr. Reilly remains employed by the Registrant, he will receive $3,296 annually for reimbursement of life insurance premiums and $600 per month as an automobile allowance. Dr. Reilly will also receive up to $6,000 as reimbursement of legal fees incurred in negotiating the Agreement.

     Pursuant to the Agreement, if Dr. Reilly is terminated for Cause (as defined in the Agreement) or leaves without Good Reason (as defined in the Agreement), the Registrant shall not be obligated to make any further payment to Dr. Reilly (other than accrued and unpaid base salary and expenses to the date of termination), or continue to provide any benefit (other than benefits which have accrued pursuant to any plan or by law) to Dr. Reilly under the Agreement. Under the Agreement termination as a result of Dr. Reilly's death or disability is treated effectively as a termination for Cause.

     If Dr. Reilly is terminated by the Registrant without Cause (as defined in the Agreement) or upon a Cessation of the Business (as defined in the Agreement) or if Dr. Reilly terminates his employment with the Registrant for Good Reason (as defined in the Agreement), then, in addition to the accrued salary and benefits, Dr. Reilly shall be entitled to: (i) salary continuation at the salary Dr. Reilly was receiving at the time of termination for a period of up to six
(6) months following termination; and (ii) continued participation in any employee health plan to which Dr. Reilly was a participant prior to his termination, with the premiums paid on the same basis as when Dr. Reilly had participated as an employee, for up to six (6) months following termination.

     If Dr. Reilly is terminated by the Registrant without Cause (as defined in the Agreement), Dr. Reilly terminates his employment with the Registrant for Good Reason (as defined in the Agreement), or the term of the Agreement expires, then Dr. Reilly shall be permitted to exercise any then-outstanding stock options for a period of up to two years from such termination.

Gregg Mayer
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     On March 31, 2006, the Registrant announced that it had hired Gregg Mayer,
48, as its Chief Business Officer. Prior to joining the Company, Mr. Mayer had been employed by Epix Pharmaceuticals, Inc. since April 1998 initially as Vice President of Marketing and most recently as Vice President of Corporate Relations. Mr. Mayer holds a B.B.A. from The University of Texas at Austin and earned an M.B.A. in marketing, international business and finance from the Kellogg Graduate School of Management at Northwestern University. Mr. Mayer will initially be paid an annual salary of $240,000 and will receive a grant of 8,000 shares of restricted common stock that will vest on the first anniversary of his date of hire. Mr. Mayer will be an "at will" employee of the Company.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On March 30, 2006, the Registrant announced the appointments of Kenneth S. Kornman as Chief Executive Officer and Gregg Mayer as Chief Business Officer. The Registrant also announced that Philip R. Reilly had stepped down as Chief Executive Officer but will remain as Chairman of the Board of Directors and a part-time consultant to the Registrant. A copy of the press release is being furnished pursuant to this Item 5.02 as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

     (c)  The following exhibit is furnished with this report:

Exhibit No.         Description
-----------         -----------
   99.1             Press Release dated March 31, 2006.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Interleukin Genetics, Inc.
                                            --------------------------
                                            (Registrant)



Date: March 31, 2006                        /s/ KENNETH S. KORNMAN
                                            ------------------------------
                                            Kenneth S. Kornman
                                            Chief Executive Officer, President
                                            and Chief Scientific Officer
                                            (Signature)